November 17, 2017

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

Supplement to the Prospectus and Statement of Additional Information dated July 30, 2017

Rockefeller Financial Services, Inc., the parent company of Rockefeller & Co., Inc. (the "Sub-Advisor"), which serves as the sub-advisor to the Touchstone Sustainability and Impact Equity Fund (the "Fund"), has announced that it has entered into an agreement to restructure under the name of Rockefeller Capital Management. The transaction is subject to a number of approvals and closing conditions, and is expected to close in the first quarter of 2018. Following completion of the transaction, the Sub-Advisor’s restructured parent company will be majority-owned by Viking Global Opportunities LP, with members of the company’s management and an independent trust established for the benefit of members of the Rockefeller family holding minority interests. The section of the Fund’s Prospectus entitled “The Funds’ Management - Sub-Advisors and Portfolio Managers - Sustainability and Impact Equity Fund” and the section of the Fund's Statement of Additional Information entitled "The Sub-Advisors and Portfolio Managers - Sub-Advisor Control" are hereby updated accordingly.

There are no expected changes to the Fund's investment goal, investment strategies or risks as a result of the transaction described herein. David P. Harris and Jimmy C. Chang will continue serving as the Fund's portfolio managers following the closing of the transaction. The transaction will result in an assignment of the sub-advisory agreement between Touchstone Advisors, Inc., the Fund's investment advisor, and the Sub-Advisor, and a new sub-advisory agreement to take effect upon the completion of the transaction has been approved by the Touchstone Board of Trustees.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TROCX-S4-1711